Exhibit 99.1

NACCO INDUSTRIES, INC.
INTRODUCTION TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial information of NACCO Industries, Inc. ("NACCO") and its wholly-owned subsidiaries (collectively, the "Company") gives effect to the spin-off ("the spin-off") of Hamilton Beach Brands Holding Company ("Hamilton Beach Holding" or "HBBHC"), which occurred on September 29, 2017. To complete the spin-off, NACCO paid a dividend of one share of Hamilton Beach Holding Class A common stock, par value $0.01 per share, and one share of Hamilton Beach Holding Class B common stock, par value $0.01 per share, after the close of trading on September 29, 2017 for each share of NACCO Class A common stock, par value $1.00 per share, and NACCO Class B common stock, par value $1.00 per share, outstanding as of 5:00 p.m. Eastern Time on the record date of September 26, 2017. Effective with the spin-off, Hamilton Beach Holding is accounted for as a discontinued operation in the Company's financial statements in accordance with Accounting Standards Codification 205, "Presentation of Financial Statements" ("ASC 205").

The historical financial information of the Company set forth below has been derived from the historical audited and unaudited consolidated financial statements of the Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 2016 (the "Annual Report") and the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 2017 (the "Quarterly Report"). The unaudited pro forma consolidated statements of income were prepared as if the spin-off occurred as of January 1, 2014. The unaudited pro forma consolidated balance sheet as of June 30, 2017 is prepared as if the spin-off occurred on that date. Pro forma income statements for the three most recently completed fiscal years are presented because the treatment of the spin-off has not yet been reflected as discontinued operations in the Company's historical information. The unaudited pro forma consolidated financial information does not include the impact of the transition services agreement that was entered into with Hamilton Beach Holding. Under the terms of the transition services agreement, NACCO will provide services to Hamilton Beach Holding on a transitional basis, as needed, for varying periods after the spin-off date. None of the transition services are expected to exceed one year. NACCO or Hamilton Beach Holding may extend the initial transition period for a period of up to three months for any service upon 30 days written notice to the other party prior to the initial termination date. Hamilton Beach Holding expects to pay net aggregate fees of approximately $1 million over the initial term of the transition services agreement.

The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable as of the date of this filing. However, actual adjustments may differ materially from the information presented and the pro forma adjustments may differ from those that will be calculated to report Hamilton Beach Holding as a discontinued operation by NACCO in future filings. The adjustments are directly attributable to the spin-off and are expected to have a continuing impact on the financial position and results of operations of the Company. The statements of income do not reflect any adjustments for non-recurring items. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma consolidated financial information of the Company has been made.

The unaudited pro forma consolidated financial information, including the notes thereto, should be read in conjunction with the historical financial statements of the Company included in its Annual Report and its Quarterly Report. The unaudited pro forma consolidated financial statements presented do not purport to represent what the Company's results of operations or financial position would actually have been had the spin-off occurred on the dates presented, nor is it intended to be indicative of the Company's future results of operations or financial position.

NACCO INDUSTRIES, INC. AND SUBSIDIARIES
PRO FORMA UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET

		Proforma adjustments
	As Reported NACCO JUNE 30, 2017	Hamilton Beach Holding spin-off (1)	Other (2)	Proforma NACCO JUNE 30, 2017
	(In thousands, except share data)
ASSETS
Cash and cash equivalents	$60,209	$(5,328)	$—	$54,881
Accounts receivable, net	85,025	(69,857)	—	15,168
Accounts receivable from unconsolidated subsidiaries	11,270	—	—	11,270
Accounts receivable from affiliates	—	(946)	2,915	1,969
Inventories, net	163,759	(135,397)	—	28,362
Assets held for sale	1,373	—	—	1,373
Prepaid expenses and other	22,323	(9,073)	—	13,250
Total current assets	343,959	(220,601)	2,915	126,273
Property, plant and equipment, net	132,126	(16,550)	—	115,576
Goodwill	6,253	(6,253)	—	—
Other Intangibles, net	51,062	(6,590)	—	44,472
Deferred income taxes	23,839	(15,477)	—	8,362
Investments in unconsolidated subsidiaries	27,254	—	—	27,254
Deferred costs	10,598	(8,609)	—	1,989
Other non-current assets	26,169	(3,102)	—	23,067
Total assets	$621,260	$(277,182)	$2,915	$346,993
LIABILITIES AND EQUITY
Accounts payable	$104,794	$(98,480)	$—	$6,314
Accounts payable to affiliates	—	(1,969)	2,915	946
Revolving credit agreements of subsidiaries	22,276	(22,276)	—	—
Current maturities of long-term debt of subsidiaries	1,212	—	—	1,212
Accrued payroll	20,332	(10,998)	—	9,334
Accrued cooperative advertising	6,898	(6,898)	—	—
Other current liabilities	30,537	(14,133)	—	16,404
Total current liabilities	186,049	(154,754)	2,915	34,210
Long-term debt of subsidiaries	99,918	(32,000)	—	67,918
Asset retirement obligations	39,153	—	—	39,153
Pension and other postretirement obligations	13,386	—	—	13,386
Other long-term liabilities	51,794	(27,467)	—	24,327
Total liabilities	390,300	(214,221)	2,915	178,994
Stockholders' equity
Common stock:
Class A, par value $1 per share, 5,266,268 shares outstanding	5,266	—	—	5,266
Class B, par value $1 per share, convertible into Class A on a one-for-one basis, 1,570,448 shares outstanding	1,570	—	—	1,570
Capital in excess of par value	—	—	—	—
Retained earnings	248,239	(78,508)	—	169,731
Accumulated other comprehensive loss	(24,115)	15,547	—	(8,568)
Total stockholders' equity	230,960	(62,961)	—	167,999
Total liabilities and equity	$621,260	$(277,182)	$2,915	$346,993

See notes to pro forma unaudited condensed consolidated financial statements.

NACCO INDUSTRIES, INC. AND SUBSIDIARIES
PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	As Reported NACCO	Pro Forma adjustments	Pro Forma NACCO
	Six Months Ended June 30, 2017	Hamilton Beach Holding spin-off (1)	Six Months Ended June 30, 2017
	(In thousands, except per share data)
Revenues	$349,658	$(293,258)	$56,400
Cost of sales	267,095	(219,850)	47,245
Gross profit	82,563	(73,408)	9,155
Earnings of unconsolidated mines	28,430	—	28,430
Operating expenses
Selling, general and administrative expenses	94,192	(73,011)	21,181
(Gain)/loss on sale of assets	(3,044)	19	(3,025)
Amortization of intangible assets	1,896	(690)	1,206
	93,044	(73,682)	19,362
Operating profit	17,949	274	18,223
Other expense (income)
Interest expense	2,737	(877)	1,860
Income from other unconsolidated affiliates	(619)	—	(619)
Closed mine obligations	735	—	735
Other, net, including interest income	(1,028)	979	(49)
	1,825	102	1,927
Income before income tax provision (benefit)	16,124	172	16,296
Income tax provision (benefit)	4,358	53	4,411
Net income (loss)	$11,766	$119	$11,885

Basic earnings per share	$1.73		$1.74
Diluted earnings per share	$1.72		$1.74

Dividends per share	$0.5400		$0.5400

Basic weighted average shares outstanding	6,818		6,818
Diluted weighted average shares outstanding	6,847		6,847

See notes to pro forma unaudited condensed consolidated financial statements.

NACCO INDUSTRIES, INC. AND SUBSIDIARIES
PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported NACCO	Pro Forma adjustments	Pro Forma NACCO
	Year Ended DECEMBER 31, 2016	Hamilton Beach Holding spin-off (1)	Year Ended DECEMBER 31, 2016
	(In thousands, except per share data)
Revenues	$856,438	$(745,357)	$111,081
Cost of sales	650,585	(551,586)	98,999
Gross profit	205,853	(193,771)	12,082
Earnings of unconsolidated mines	55,238	—	55,238
Operating expenses
Selling, general and administrative expenses	197,903	(149,040)	48,863
Centennial asset impairment charge	17,443	—	17,443
(Gain)/loss on sale of assets	146	24	170
Amortization of intangible assets	3,884	(1,381)	2,503
	219,376	(150,397)	68,979
Operating profit	41,715	(43,374)	(1,659)
Other expense (income)
Interest expense	5,692	(1,374)	4,318
Income from other unconsolidated affiliates	(1,221)	—	(1,221)
Closed mine obligations	(214)	—	(214)
Other, net, including interest income	2,988	(837)	2,151
	7,245	(2,211)	5,034
Income before income tax provision (benefit)	34,470	(41,163)	(6,693)
Income tax provision (benefit)	4,863	(14,984)	(10,121)
Net income	$29,607	$(26,179)	$3,428

Basic earnings per share	$4.34		$0.50
Diluted earnings per share	$4.32		$0.50

Dividends per share	$1.0650		$1.0650

Basic weighted average shares outstanding	6,818		6,818
Diluted weighted average shares outstanding	6,854		6,854

See notes to pro forma unaudited condensed consolidated financial statements.

NACCO INDUSTRIES, INC. AND SUBSIDIARIES
PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported NACCO	Pro Forma adjustments	Pro Forma NACCO
	Year Ended DECEMBER 31, 2015	Hamilton Beach Holding spin-off (1)	Year Ended DECEMBER 31, 2015
	(In thousands, except per share data)
Revenues	$915,860	$(767,862)	$147,998
Cost of sales	736,364	(577,134)	159,230
Gross profit	179,496	(190,728)	(11,232)
Earnings of unconsolidated mines	48,432	—	48,432
Operating expenses
Selling, general and administrative expenses	193,925	(153,820)	40,105
(Gain)/loss on sale of assets	(1,811)	27	(1,784)
Amortization of intangible assets	3,987	(1,381)	2,606
	196,101	(155,174)	40,927
Operating profit (loss)	31,827	(35,554)	(3,727)
Other expense (income)
Interest expense	6,924	(1,962)	4,962
Income from other unconsolidated affiliates	(2,040)	—	(2,040)
Closed mine obligations	919	—	919
Other, net, including interest income	1,225	(1,556)	(331)
	7,028	(3,518)	3,510
Income (loss) before income tax provision (benefit)	24,799	(32,036)	(7,237)
Income tax provision (benefit)	2,815	(12,325)	(9,510)
Net income	$21,984	$(19,711)	$2,273

Basic earnings per share	$3.14		$0.32
Diluted earnings per share	$3.13		$0.32

Dividends per share	$1.0450		$1.0450

Basic weighted average shares outstanding	7,001		7,001
Diluted weighted average shares outstanding	7,022		7,022

See notes to pro forma unaudited condensed consolidated financial statements.

NACCO INDUSTRIES, INC. AND SUBSIDIARIES
PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported NACCO	Pro Forma adjustments	Pro Forma NACCO
	Year Ended DECEMBER 31, 2014	Hamilton Beach Holding spin-off (1)	Year Ended DECEMBER 31, 2014
	(In thousands, except per share data)
Revenues	$896,782	$(724,080)	$172,702
Cost of sales	711,710	(535,408)	176,302
Gross profit	185,072	(188,672)	(3,600)
Earnings of unconsolidated mines	48,396	—	48,396
Operating expenses
Selling, general and administrative expenses	198,697	(160,797)	37,900
Centennial long-live asset impairment charge	105,119	—	105,119
(Gain)/loss on sale of assets	(7,339)	360	(6,979)
Amortization of intangible assets	3,300	(58)	3,242
	299,777	(160,495)	139,282
Operating profit (loss)	(66,309)	(28,177)	(94,486)
Other expense (income)
Interest expense	7,566	(1,504)	6,062
Income from other unconsolidated affiliates	(161)	—	(161)
Closed mine obligations	2,582	—	2,582
Other, net, including interest income	277	(1,197)	(920)
	10,264	(2,701)	7,563
Income (loss) before income tax provision (benefit)	(76,573)	(25,476)	(102,049)
Income tax provision (benefit)	(38,455)	(7,273)	(45,728)
Net income (loss)	$(38,118)	$(18,203)	$(56,321)

Basic earnings (loss) per share	$(5.02)		$(7.42)
Diluted earnings (loss) per share	$(5.02)		$(7.42)

Dividends per share	$1.0225		$1.0225

Basic weighted average shares outstanding	7,590		7,590
Diluted weighted average shares outstanding	7,590		7,590

See notes to pro forma unaudited condensed consolidated financial statements.

NACCO INDUSTRIES, INC. AND SUBSIDIARIES
Notes to the Pro Forma Unaudited Condensed Consolidated Financial Statements

(1)     The Hamilton Beach Holding spin-off column represents the historical financial results of the Hamilton Beach Holding business as such operating results were included in NACCO's consolidated financial statements for the periods presented (and accordingly are reflected in the As Reported NACCO columns).

(2)    Represents intercompany accounts receivable and intercompany accounts payable between NACCO and Hamilton Beach Holding at June 30, 2017.